GOODWILL	6 Months Ended
Jun. 30, 2020
Disclosure of reconciliation of changes in goodwill [abstract]
Disclosure of goodwill [text block]	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	June 30, 2020	December 31, 2019
Balance at beginning of the year	$667	$691
Foreign currency translation and other	(168)	(24)
Ending Balance	$499	$667

Goodwill mainly arose from the recognition of a deferred tax liability due to purchase price accounting upon the acquisition of our Brazilian regulated gas transmission business. Goodwill is recoverable so long as the tax circumstances that gave rise to the goodwill do not change. To date, no such changes have occurred.